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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDTOR'S CONSENT

     We consent to the incorporation by reference in this Registration Statement of Quest Software, Inc. on Form S-8 of our reports dated June 9, 1999 and August 11, 1999 appearing in Registration Statement No. 333-80543 on Form S-1 of Quest Software, Inc.



                                       /s/ DELOITTE & TOUCHE LLP
                                       -----------------------------------------
                                       Deloitte & Touche LLP



Costa Mesa, California
February 4, 2000